SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K/A

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of

                         THE SECURITIES EXCHANGE ACT OF 1934

                            Date of Report: June 14, 1995

                               RALSTON PURINA COMPANY
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               (Exact name of Registrant as specified in its charter)

                                        MISSOURI              1-4582
            No. 43-0470580
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                                 ------------------
                                (State or Other           (Commission
            (IRS Employer
                                    Jurisdiction of            File
            Number)                    Identification
                                    Incorporation)
            Number)

                              CHECKERBOARD SQUARE, ST. LOUIS, MISSOURI
            63164
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                                  (Address of Principal Executive
            Offices                          (Zip Code)

                 Registrant's telephone number, including area code:
                                   (314) 982-1000
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            Item 5. Other Events

                 On May 26, 1995, the Company filed its Form S-3
            Registration Statement under the Securities Act of 1933, No. 33-59663 which was declared effective on June 2, 1995. In connection with that filing, the Company is hereby filing the following exhibits which will be incorporated by reference in the Registration Statement.

            Item 7. Financial Statements and Exhibits

                         (c) Exhibits

                                    (1).  Terms Agreement dated June 12,
            1995 between the Company, Lehman Brothers, Inc., BA Securities, Inc. and Salomon Brothers, Inc., relating to the issuance and sale pursuant to the Registration Statement of $225,000,000 in aggregate principal amount of the Company's 7-7/8% Debentures due June 15, 2025.

                                   4(c).  Form of Debenture.










            SIGNATURES:

                 Pursuant to the requirements of the Securities Exchange
            Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          RALSTON PURINA COMPANY




                                          By:JAMES R. ELSESSER
                                             ---------------------------
            -----------------
                                              James R. Elsesser
                                              Vice President and
                                              Chief Financial
                                              Officer

            Dated: June 15, 1995